Waldorf Astoria Orlando Park Hotels & Resorts at NYSE Hilton Hawaiian Village Waikiki Beach Resort MARCH 31, 2017 First Quarter 2017 Supplemental Data Exhibit 99.2

About Park Hotels & Resorts Inc. and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is a leading lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 67 premium-branded hotels and resorts with over 35,000 rooms located in prime U.S. and international markets with high barriers to entry. Over 85% of Park’s rooms are luxury and upper upscale and nearly 90% are located in the United States. Park is focused on driving premium long-term total returns by continuing to enhance the value of its existing hotels and utilizing its scale to efficiently allocate capital to drive growth while maintaining a strong and flexible balance sheet. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations and other non-historical statements. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this presentation. Additional factors that could cause Park’s results to differ materially from those described in the forward-looking statements can be found under the sections entitled “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in Park’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date on which they are made and Park undertakes no obligation to update or revise publicly any guidance or other forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

Financial Statements Non-GAAP Financial Measures Guidance Portfolio and Operating Metrics Debt Summary Definitions Table of Contents 4 7 14 19 26 28 New York Hilton Midtown Hilton Waikoloa Village Waldorf Astoria Orlando

Financial Statements Casa Marina, A Waldorf Astoria Resort Hilton Chicago Parc 55 San Francisco – a Hilton Hotel

Financial Statements Condensed Combined Consolidated Balance Sheets Financial Statements Condensed Combined Consolidated Balance Sheets (unaudited, in millions, except share and per share data) March 31, 2017 December 31, 2016 ASSETS Property and equipment, net $8,516 $8,541 Investments in affiliates 82 81 Goodwill 604 604 Intangibles, net 43 44 Cash and cash equivalents 318 337 Restricted cash 18 13 Accounts receivable, net 180 130 Prepaid expenses 51 58 Other assets 28 26 TOTAL ASSETS $9,840 $9,834 LIABILITIES AND EQUITY Liabilities Debt $3,012 $3,012 Accounts payable and accrued expenses 174 167 Due to hotel manager 125 91 Due to Hilton Grand Vacations 210 210 Deferred income tax liabilities 146 2,437 Other liabilities 202 94 Total liabilities 3,869 6,011 Stockholders' Equity Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 214,767,295 shares issued and outstanding as of March 31, 2017 2 Additional paid-in capital 3,820 0 Retained earnings 2,258 0 Accumulated other comprehensive loss -60 -67 Net Parent investment 0 3,939 Total stockholders' equity 6,020 3,872 Noncontrolling interests -49 -49 Total equity 5,971 3,823 TOTAL LIABILITIES AND EQUITY $9,840 $9,834 Check Balance Sheet: Total Assets per Financial Tables workbook 9,840 9,834 Difference 0 0 Total Liabilities and Equity per Financial Tables workbook 9,840 9,834 Difference 0 0 Earnings Release: Total Assets per Earnings Release Tables workbook 9,840 9,834 Difference 0 0 Total Liabilities and Equity per Earnings Release Tables workbook 9,840 9,834 Difference 0 0

Financial Statements Condensed Combined Consolidated Statements of Operations Three Months Ended (unaudited, in millions, except per share data)    March 31, 2017 2016 Revenues Rooms $432 $429 Food and beverage 192 180 Other 60 52 Total revenues 684 661 Operating expenses Rooms 114 114 Food and beverage 131 127 Other departmental and support 177 165 Other property-level 46 45 Management and franchise fees 34 26 Impairment loss 0 15 Depreciation and amortization 70 73 Corporate and other 18 16 Total expenses 590 581 Operating income 94 80 Interest expense -30 -46 Equity in earnings from investments in affiliates 4 3 Gain on foreign currency transactions 1 0 hidden row Income before income taxes 69 37 Income tax benefit (expense) 2,281 -14 Net income 2,350 23 Net income attributable to noncontrolling interests 0 -1 Net income attributable to stockholders $2,350 $22 Earnings per share: Earnings per share - Basic $11.65 $0.11 Earnings per share - Diluted $11.02 $0.11 Weighted average shares outstanding - Basic 202 198 Weighted average shares outstanding - Diluted 213 198 Dividends declared per common share $0.43 $0 Check Net Income per Financial Tables workbook 2,350 23 Difference 0 0 Earnings Release: Net Income per Earnings Release Tables workbook 2,350 23 Difference 0 0

Non-GAAP Financial Measures Juniper Hotel Cupertino, Curio Collection Caribe Hilton DoubleTree Hotel Washington DC – Crystal City

Non-GAAP Financial Measures EBITDA, Adjusted EBITDA and Pro-forma Adjusted EBITDA (1) Spin-off Adjustments include adjustments for incremental fees based on the terms of the post spin-off management agreements and estimated non-income taxes on certain REIT leases. Three Months Ended (unaudited, in millions)    March 31, 2017 2016 Net income $2,350 $23 Interest expense 30 46 Income tax (benefit) expense -2,281 14 Depreciation and amortization expense 70 73 Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 5 6 EBITDA 174 162 Gain on foreign currency transactions -1 0 Share-based compensation expense 3 0 Impairment loss 0 15 Transition costs 1 0 Other adjustment items 0 3 Adjusted EBITDA 177 180 Less: Spin-off adjustments(1) 0 -10 Pro-forma Adjusted EBITDA $177 $170 Check MDA: Adjusted EBITDA per MDA Tables workbook 177 180 Difference 0 0 Earnings Release: Adjusted EBITDA per Earnings Release Tables workbook 177 180 Difference 0 0 Proforma Adjusted EBITDA per Earnings Release Tables workbook 177 170 Difference 0 0

Non-GAAP Financial Measures (cont’d) Pro-forma Comparable Hotel Adjusted EBITDA and Pro-forma Comparable Hotel Adjusted EBITDA Margin Three Months Ended (unaudited, dollars in millions)    March 31, 2017 2016 Pro-forma Adjusted EBITDA $177 $170 Less: Adjusted EBITDA from investments in affiliates 9 9 Less: All other(1) -11 -11 Pro-forma Hotel Adjusted EBITDA 179 172 Less: Non-comparable hotels 14 11 Pro-forma Comparable Hotel Adjusted EBITDA $165 $161 (1) Includes EBITDA from Park's laundry business and general and administrative expenses. Three Months Ended    March 31, 2017 2016 Total Revenue $684 $661 Less: Revenue from hotels disposed of 0 3 Less: Revenue from laundry facilities 3 3 Pro-forma Hotel Revenue 681 655 Add: Spin-off adjustments(1) 0 5 Less: Non-comparable hotels 45 42 Pro-forma Comparable Hotel Revenue $636 $618 (1) Includes $5 million of allocated costs previously excluded from other hotel revenue for services provided to Hilton Grand Vacations ("HGV") at Hilton Hawaiian Village Beach Resort. In connection with the spin-off, Park entered into a services agreement with HGV. Three Months Ended Three Months Ended March 31, 2017 2016 Pro-forma Comparable Hotel Revenue $636 $618 Pro-forma Comparable Hotel Adjusted EBITDA $165 $161 Pro-forma Comparable Hotel Adjusted EBITDA margin 0.25943396226415094 0.25951779935275082 rounded

Non-GAAP Financial Measures (cont’d) NAREIT FFO, Adjusted FFO, Pro-forma Adjusted FFO (1)Represents derecognition of deferred tax liabilities upon Park’s declaration of intent to be taxed as a REIT. (2) Spin-off Adjustments include adjustments for Park’s historical debt and related balances and interest expense to give the net effect to financing transactions that were completed prior to spin-off, incremental fees based on the terms of the post spin-off management agreements, adjustments to income tax expense based on Park’s post spin-off REIT tax structure and estimated non-income taxes on certain REIT leases. (3)For 2016, per share amounts were calculated using the number of shares common stock outstanding upon the completion of the spin-off. Per share amounts are calculated based on unrounded numbers. (4)For 2016, amounts are calculated on a Pro-forma basis. Three Months Ended (unaudited, in millions, except per share data)    March 31, 2017 2016 Net income attributable to stockholders $2,350 $22 Depreciation and amortization expense 70 73 Depreciation and amortization expense attributable to noncontrolling interests -1 -1 Impairment loss 0 15 Equity investment adjustments: Equity in earnings from investments in affiliates -4 -3 Pro rata FFO of equity investments 8 7 NAREIT FFO attributable to stockholders 2,423 113 Gain on foreign currency transactions -1 0 hidden row Transition costs 1 0 Share-based compensation expense 3 0 Income tax adjustment(1) -2,288 0 Adjusted FFO attributable to stockholders 138 113 Less: Spin-off adjustments(2) 0 15 Pro-forma Adjusted FFO attributable to stockholders $138 $128 NAREIT FFO per share - Diluted(3) $11.36 $0.56999999999999995 Adjusted FFO per share - Diluted(3)(4) $0.64 $0.65 Weighted average shares outstanding - Diluted 213 198 Check MDA: Adjusted FFO per MDA Tables workbook 138 113 Difference 0 0 Earnings Release: Proforma Adjusted FFO per MDA Tables workbook 138 128 Difference 0 0

General and Administrative Expenses Non-GAAP Financial Measures (cont’d) (unaudited, in millions) Three Months Ended    March 31, 2017 2016 Corporate and other expenses $18 $16 Less: Laundry expenses 4 3 Share-based compensation expense 3 0 Transition costs 1 0 Other adjustment items 0 2 G&A, excluding laundry, share-based compensation, transition costs, and other adjustment items $10 $11

Non-GAAP Financial Measures (cont’d) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (1) Trailing twelve months (“TTM”) data is presented for Pro-forma Adjusted EBITDA at March 31, 2017 (see slide 13). (unaudited, in millions) March 31, 2017 December 31, 2016 Include for Q1? Debt $3,012 $3,012 Add: unamortized deferred financing costs 14 14 Long-term debt, including current maturities and excluding unamortized deferred financing costs 3,026 3,026 ` Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs 215 214 Less: cash and cash equivalents -,318 -,337 Less: restricted cash and cash equivalents -18 -13 Debt, net $2,905 $2,890 Pro-forma Adjusted EBITDA(1) $763 $756 Net debt to pro-forma Adjusted EBITDA ratio 3.8x 3.8x

Non-GAAP Financial Measures (cont’d) TTM Pro-forma Adjusted EBITDA (1) TTM March 31, 2017 is calculated as the three months ended March 31, 2017 plus the year ended December 31, 2016 less the three months ended March 31, 2016. (2) Spin-off Adjustments include adjustments for incremental fees based on the terms of the post spin-off management agreements and estimated non-income taxes on certain REIT leases. Three Months Ended Year Ended TTM(1) (unaudited, in millions)    March 31, December 31, March 31, 2017 2016 2016 2017 Net income $2,350 $23 $139 $2,466 Interest income 0 0 -2 -2 Interest expense 30 46 181 165 Income tax (benefit) expense -2,281 14 82 -2,213 Depreciation and amortization expense 70 73 300 297 Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 5 6 24 23 EBITDA 174 162 724 736 Gain on sales of assets, net 0 0 -1 -1 Gain on foreign currency transactions -1 0 -3 -4 Share-based compensation expense 3 0 0 3 Impairment loss 0 15 15 0 Impairment loss included in equity in earnings from investments in affiliates 0 0 17 17 Other loss, net 0 0 25 25 Transition costs 1 0 26 27 Other adjustment items 0 3 11 8 12/31/16 includes $3M FFE reserve, $6M of BU G&A, $2M equity compensation related costs from Hilton. 3/31/16 includes $2M of allocated G&A and $1M FFE reserve Adjusted EBITDA 177 180 814 811 Less: Adjusted EBITDA from hotels disposed of 0 0 -1 -1 Less: Spin-off adjustments(2) 0 -10 -57 -47 Pro-forma Adjusted EBITDA $177 $170 $756 $763 Check MDA: Adjusted EBITDA per MDA Tables workbook 177 180 Difference 0 0 Earnings Release: Adjusted EBITDA per Earnings Release Tables workbook 177 180 Difference 0 0 Proforma Adjusted EBITDA per Earnings Release Tables workbook 177 170 Difference 0 0

Guidance Hilton San Francisco Union Square Hilton Waikoloa Village Hilton Chicago

Guidance 2017 Updated Guidance (1) Excludes unconsolidated joint ventures. (2) Excludes Hilton Waikoloa Village and Embassy Suites Washington DC Georgetown. (3)Excludes an income tax benefit of $2,288 million in the first quarter of 2017 resulting from the derecognition of deferred tax liabilities upon Park’s declaration of intent to be taxed as a REIT. (4) General and administrative expenses excludes $12 million of non-cash share-based compensation expense and $11 million of transition costs. (unaudited, in millions, except per share data) Metric Low High Comparable RevPAR Growth(1)(2) 0.0% 0.02 Comparable Hotel Adjusted EBITDA margin change(1)(2) -80 bps 0 bps Net income(3) $250 $277 Net income attributable to stockholders(3) $245 $272 Diluted earnings per share(3) $1.1399999999999999 $1.27 Adjusted EBITDA $735 $765 Adjusted FFO attributable to stockholders per diluted share(3) $2.65 $2.77 Corporate G&A(4) $45 $45 Weighted average diluted shares outstanding 214.5 214.5

Guidance (cont’d) EBITDA (1)Excludes an income tax benefit of $2,288 million in the first quarter of 2017 resulting from the derecognition of deferred tax liabilities upon Park’s declaration of intent to be taxed as a REIT. Year Ending (unaudited, in millions) December 31, 2017 Low Case High Case Net income(1) $250 $277 Interest income -2 -2 Interest expense 125 125 Income tax expense(1) 26 28 Depreciation and amortization expense 292 293 Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 22 22 EBITDA 713 743 Gain on foreign currency transactions -1 -1 Share-based compensation expense 12 12 Transition costs 11 11 Adjusted EBITDA $735 $765

Guidance (cont’d) FFO (1)Excludes an income tax benefit of $2,288 million in the first quarter of 2017 resulting from the derecognition of deferred tax liabilities upon Park’s declaration of intent to be taxed as a REIT. Year Ending (unaudited, in millions except per share data) December 31, 2017 Low Case High Case Net income attributable to stockholders(1) $245 $272 Depreciation and amortization expense 288 288 Equity investment adjustments: Equity in earnings from investments in affiliates -22 -22 Pro rata FFO of equity investments 35 35 NAREIT FFO attributable to stockholders(1) 546 573 Gain on foreign currency transactions -1 -1 Transition costs 11 11 Share-based compensation expense 12 12 Adjusted FFO attributable to stockholders(1) $568 $595 Adjusted FFO per share - Diluted(1) $2.6480186480186481 $2.7738927738927739 Weighted average diluted shares outstanding 214.5 214.5

Guidance (cont’d) Reconciliation to March 2, 2017 Guidance (1)Relates to a decline in the estimate of dilutive weighted average shares outstanding, offset by additional FFO allocable to noncontrolling interests and Park’s share of income tax expense from foreign unconsolidated joint ventures. Year Ending (unaudited) December 31, 2017 Low Case High Case March 2, 2017 Guidance: Adjusted FFO per share - Diluted $2.65 $2.81 Adjustments: Adjusted EBITDA 0.05 0 Effective tax rate -0.04 -0.03 Other adjustments(1) -0.01 -0.01 Revised Guidance: Adjusted FFO per share - Diluted $2.65 $2.7700000000000005

Portfolio and Operating Metrics New York Hilton Midtown Conrad Dublin Hilton New Orleans Riverside

Portfolio and Operating Metrics Hotel Portfolio (1) Single $725 CMBS loan secured by Hilton San Francisco Union Square and Parc 55 Hotel San Francisco. Consolidated Domestic Portfolio Hotel Name Rooms Market Meeting Space Ownership Equity Ownership Debt(in millions)  Hilton Hawaiian Village Waikiki Beach Resort 2860 Hawaii 150000 Fee Simple 1 $1,275  New York Hilton Midtown 1929 New York 150000 Fee Simple 1 0  Hilton San Francisco Union Square 1919 Northern CA 136000 Fee Simple 1 $725 (1)  Hilton New Orleans Riverside 1622 New Orleans 130000 Fee Simple 1 0  Hilton Chicago 1544 Chicago 234000 Fee Simple 1 0  Hilton Waikoloa Village 1244 Hawaii 235000 Fee Simple 1 0  Parc 55 San Francisco - a Hilton Hotel 1024 Northern CA 32000 Fee Simple 1 0 (1)  Hilton Orlando Bonnet Creek 1009 Florida 132000 Fee Simple 1 0  Hilton Chicago O’Hare Airport 860 Chicago 37000 Leasehold 1 0  DoubleTree Hotel Seattle Airport 850 Other U.S. 34000 Leasehold 1 0  Hilton Orlando Lake Buena Vista 814 Florida 78000 Leasehold 1 0  Caribe Hilton 748 Other U.S. 130000 Fee Simple 1 0 DoubleTree Hotel Washington DC – Crystal City 627 Washington, D.C. 30000 Fee Simple 1 0  Hilton Boston Logan Airport 599 Other U.S. 30000 Leasehold 1 0  Pointe Hilton Squaw Peak Resort 563 Other U.S. 53000 Fee Simple 1 0  Hilton Miami Airport 508 Florida 32000 Fee Simple 1 0  Hilton Atlanta Airport 507 Other U.S. 34000 Fee Simple 1 0  DoubleTree Hotel San Jose 505 Northern CA 48000 Fee Simple 1 0  Hilton Salt Lake City Center 499 Other U.S. 24000 Leasehold 1 0  Waldorf Astoria Orlando 502 Florida 42000 Fee Simple 1 0  DoubleTree Hotel Ontario Airport 482 Southern CA 27000 Fee Simple 0.67 $30  Hilton McLean Tysons Corner 458 Washington, D.C. 27000 Fee Simple 1 0  Hilton Seattle Airport & Conference Center 396 Other U.S. 40000 Leasehold 1 $12 DoubleTree Hotel Spokane City Center 375 Other U.S. 21000 Fee Simple 0.1 0 The Fess Parker Santa Barbara Hotel - a DoubleTree Resort 360 Southern CA 40000 Fee Simple 0.5 $165  Hilton Oakland Airport 360 Northern CA 16000 Leasehold 1 0  Hilton New Orleans Airport 317 New Orleans 21000 Fee Simple 1 0 Casa Marina, A Waldorf Astoria Resort 311 Florida 11000 Fee Simple 1 0  Hilton Short Hills 304 Other U.S. 16000 Fee Simple 1 0  DoubleTree Hotel San Diego – Mission Valley 300 Southern CA 24000 Leasehold 1 0  Embassy Suites Parsippany 274 Other U.S. 12000 Fee Simple 1 0  Embassy Suites Kansas City Plaza 266 Other U.S. 11000 Leasehold 1 0 Embassy Suites Austin Downtown Town Lake 259 Other U.S. 2000 Leasehold 1 0  DoubleTree Hotel Sonoma Wine Country 245 Northern CA 50000 Leasehold 1 0 Embassy Suites Atlanta Perimeter Center 241 Other U.S. 4000 Fee Simple 1 0  Embassy Suites San Rafael Marin County 236 Northern CA 7000 Fee Simple 1 0 Juniper Hotel Cupertino, Curio Collection 224 Northern CA 5000 Fee Simple 1 0  Hilton Chicago/Oak Brook Suites 211 Chicago 3000 Fee Simple 1 0  Embassy Suites Kansas City Overland Park 199 Other U.S. 2000 Fee Simple 1 0 Embassy Suites Washington DC Georgetown 197 Washington, D.C. 3000 Fee Simple 1 0  Embassy Suites Phoenix Airport 182 Other U.S. 5000 Leasehold 1 0 Page Break Consolidated Domestic Portfolio cont'd Hotel Name Rooms Market Meeting Space Ownership Equity Ownership Debt(in millions)  Hilton Garden Inn LAX/El Segundo 162 Southern CA 3000 Fee Simple 1 0  DoubleTree Hotel Durango 159 Other U.S. 6000 Leasehold 1 0  The Reach, A Waldorf Astoria Resort 150 Florida 15000 Fee Simple 1 0  Hampton Inn & Suites Memphis – Shady Grove 130 Other U.S. 1000 Fee Simple 1 0  Hilton Garden Inn Chicago/Oak Brook Terrace 128 Chicago 2000 Fee Simple 1 0 Total Consolidated Domestic Portfolio 27659 2145000 $2,207 Consolidated International Portfolio Hotel Name Rooms Market Meeting Space Ownership Equity Ownership Debt(in millions)  Hilton São Paulo Morumbi 503 International 27000 Fee Simple 1 0  Hilton Durban 327 International 9000 Fee Simple 1 0  Hilton Blackpool 278 International 16000 Fee Simple 1 0  Hilton Rotterdam 254 International 19000 Fee Simple 1 0  Hilton Belfast 198 International 14000 Fee Simple 1 0  Hilton London Angel Islington 188 International 400 Leasehold 1 0  Hilton Edinburgh Grosvenor 184 International 9000 Fee Simple 1 0  Hilton Coylumbridge 175 International 6000 Fee Simple 1 0  Hilton Bath City 173 International 4000 Leasehold 1 0  Hilton Nuremberg Hotel 152 International 12000 Leasehold 1 0  Hilton Milton Keynes 138 International 6000 Fee Simple 1 0  Hilton Sheffield Hotel 128 International 12000 Leasehold 1 0 Total Consolidated International Portfolio 2698 134400 $0 Total Consolidated Portfolio 30357 2279400 $2,207 Unconsolidated Joint Venture Domestic Portfolio Hotel Name Rooms Market Meeting Space Ownership Equity Ownership Pro-Rata Debt(in millions)  Hilton Orlando 1417 Florida 225000 Fee Simple 0.2 $75  Hilton San Diego Bayfront 1190 Southern CA 165000 Leasehold 0.25 $56  Capital Hilton 550 Washington, D.C. 30000 Fee Simple 0.25 $24  Hilton La Jolla Torrey Pines 394 Southern CA 41000 Leasehold 0.25 $24  Embassy Suites Alexandria Old Town 288 Washington, D.C. 7000 Fee Simple 0.5 $26  Embassy Suites Secaucus Meadowlands 261 Other U.S. 1000 Leasehold 0.5 0  DoubleTree Hotel Las Vegas Airport 190 Other U.S. 3000 Fee Simple 0.5 0 Total Unconsolidated Joint Venture Domestic Portfolio 4290 472000 $205 Unconsolidated Joint Venture International Portfolio Hotel Name Rooms Market Meeting Space Ownership Equity Ownership Pro-Rata Debt(in millions)  Hilton Berlin 601 International 14000 Fee Simple 0.4 0  Conrad Dublin 192 International 15000 Fee Simple 0.48 $10 Total Unconsolidated Joint Venture International Portfolio 793 29000 $10 Total Unconsolidated Joint Venture Portfolio 5083 501000 $215 TOTAL PARK HOTELS & RESORTS PORTFOLIO 35440 2780400 $2,422

Portfolio and Operating Metrics (cont’d) Hotel Portfolio Consolidated Domestic Portfolio Hotel Name Rooms Market Meeting Space Ownership Equity Ownership Debt(in millions)  Hilton Hawaiian Village Waikiki Beach Resort 2860 Hawaii 150000 Fee Simple 1 $1,275  New York Hilton Midtown 1929 New York 150000 Fee Simple 1 0  Hilton San Francisco Union Square 1919 Northern CA 136000 Fee Simple 1 $725 (1)  Hilton New Orleans Riverside 1622 New Orleans 130000 Fee Simple 1 0  Hilton Chicago 1544 Chicago 234000 Fee Simple 1 0  Hilton Waikoloa Village 1244 Hawaii 235000 Fee Simple 1 0  Parc 55 San Francisco - a Hilton Hotel 1024 Northern CA 32000 Fee Simple 1 0 (1)  Hilton Orlando Bonnet Creek 1009 Florida 132000 Fee Simple 1 0  Hilton Chicago O’Hare Airport 860 Chicago 37000 Leasehold 1 0  DoubleTree Hotel Seattle Airport 850 Other U.S. 34000 Leasehold 1 0  Hilton Orlando Lake Buena Vista 814 Florida 78000 Leasehold 1 0  Caribe Hilton 748 Other U.S. 130000 Fee Simple 1 0 DoubleTree Hotel Washington DC – Crystal City 627 Washington, D.C. 30000 Fee Simple 1 0  Hilton Boston Logan Airport 599 Other U.S. 30000 Leasehold 1 0  Pointe Hilton Squaw Peak Resort 563 Other U.S. 53000 Fee Simple 1 0  Hilton Miami Airport 508 Florida 32000 Fee Simple 1 0  Hilton Atlanta Airport 507 Other U.S. 34000 Fee Simple 1 0  DoubleTree Hotel San Jose 505 Northern CA 48000 Fee Simple 1 0  Hilton Salt Lake City Center 499 Other U.S. 24000 Leasehold 1 0  Waldorf Astoria Orlando 502 Florida 42000 Fee Simple 1 0  DoubleTree Hotel Ontario Airport 482 Southern CA 27000 Fee Simple 0.67 $30  Hilton McLean Tysons Corner 458 Washington, D.C. 27000 Fee Simple 1 0  Hilton Seattle Airport & Conference Center 396 Other U.S. 40000 Leasehold 1 $12 DoubleTree Hotel Spokane City Center 375 Other U.S. 21000 Fee Simple 0.1 0 The Fess Parker Santa Barbara Hotel - a DoubleTree Resort 360 Southern CA 40000 Fee Simple 0.5 $165  Hilton Oakland Airport 360 Northern CA 16000 Leasehold 1 0  Hilton New Orleans Airport 317 New Orleans 21000 Fee Simple 1 0 Casa Marina, A Waldorf Astoria Resort 311 Florida 11000 Fee Simple 1 0  Hilton Short Hills 304 Other U.S. 16000 Fee Simple 1 0  DoubleTree Hotel San Diego – Mission Valley 300 Southern CA 24000 Leasehold 1 0  Embassy Suites Parsippany 274 Other U.S. 12000 Fee Simple 1 0  Embassy Suites Kansas City Plaza 266 Other U.S. 11000 Leasehold 1 0 Embassy Suites Austin Downtown Town Lake 259 Other U.S. 2000 Leasehold 1 0  DoubleTree Hotel Sonoma Wine Country 245 Northern CA 50000 Leasehold 1 0 Embassy Suites Atlanta Perimeter Center 241 Other U.S. 4000 Fee Simple 1 0  Embassy Suites San Rafael Marin County 236 Northern CA 7000 Fee Simple 1 0 Juniper Hotel Cupertino, Curio Collection 224 Northern CA 5000 Fee Simple 1 0  Hilton Chicago/Oak Brook Suites 211 Chicago 3000 Fee Simple 1 0  Embassy Suites Kansas City Overland Park 199 Other U.S. 2000 Fee Simple 1 0 Embassy Suites Washington DC Georgetown 197 Washington, D.C. 3000 Fee Simple 1 0  Embassy Suites Phoenix Airport 182 Other U.S. 5000 Leasehold 1 0 Page Break Consolidated Domestic Portfolio cont'd Hotel Name Rooms Market Meeting Space Ownership Equity Ownership Debt(in millions)  Hilton Garden Inn LAX/El Segundo 162 Southern CA 3000 Fee Simple 1 0  DoubleTree Hotel Durango 159 Other U.S. 6000 Leasehold 1 0  The Reach, A Waldorf Astoria Resort 150 Florida 15000 Fee Simple 1 0  Hampton Inn & Suites Memphis – Shady Grove 130 Other U.S. 1000 Fee Simple 1 0  Hilton Garden Inn Chicago/Oak Brook Terrace 128 Chicago 2000 Fee Simple 1 0 Total Consolidated Domestic Portfolio 27659 2145000 $2,207 Consolidated International Portfolio Hotel Name Rooms Market Meeting Space Ownership Equity Ownership Debt(in millions)  Hilton São Paulo Morumbi 503 International 27000 Fee Simple 1 0  Hilton Durban 327 International 9000 Fee Simple 1 0  Hilton Blackpool 278 International 16000 Fee Simple 1 0  Hilton Rotterdam 254 International 19000 Fee Simple 1 0  Hilton Belfast 198 International 14000 Fee Simple 1 0  Hilton London Angel Islington 188 International 400 Leasehold 1 0  Hilton Edinburgh Grosvenor 184 International 9000 Fee Simple 1 0  Hilton Coylumbridge 175 International 6000 Fee Simple 1 0  Hilton Bath City 173 International 4000 Leasehold 1 0  Hilton Nuremberg Hotel 152 International 12000 Leasehold 1 0  Hilton Milton Keynes 138 International 6000 Fee Simple 1 0  Hilton Sheffield Hotel 128 International 12000 Leasehold 1 0 Total Consolidated International Portfolio 2698 134400 $0 Total Consolidated Portfolio 30357 2279400 $2,207 Unconsolidated Joint Venture Domestic Portfolio Hotel Name Rooms Market Meeting Space Ownership Equity Ownership Pro-Rata Debt(in millions)  Hilton Orlando 1417 Florida 225000 Fee Simple 0.2 $75  Hilton San Diego Bayfront 1190 Southern CA 165000 Leasehold 0.25 $56  Capital Hilton 550 Washington, D.C. 30000 Fee Simple 0.25 $24  Hilton La Jolla Torrey Pines 394 Southern CA 41000 Leasehold 0.25 $24  Embassy Suites Alexandria Old Town 288 Washington, D.C. 7000 Fee Simple 0.5 $26  Embassy Suites Secaucus Meadowlands 261 Other U.S. 1000 Leasehold 0.5 0  DoubleTree Hotel Las Vegas Airport 190 Other U.S. 3000 Fee Simple 0.5 0 Total Unconsolidated Joint Venture Domestic Portfolio 4290 472000 $205 Unconsolidated Joint Venture International Portfolio Hotel Name Rooms Market Meeting Space Ownership Equity Ownership Pro-Rata Debt(in millions)  Hilton Berlin 601 International 14000 Fee Simple 0.4 0  Conrad Dublin 192 International 15000 Fee Simple 0.48 $10 Total Unconsolidated Joint Venture International Portfolio 793 29000 $10 Total Unconsolidated Joint Venture Portfolio 5083 501000 $215 TOTAL PARK HOTELS & RESORTS PORTFOLIO 35440 2780400 $2,422

Portfolio and Operating Metrics (cont’d) Comparable Hotels By Market and Hotel Type: Q1 2017 vs. Q1 2016 (1) For 2016, amounts are calculated on a Pro-forma basis. (2)Calculated based on unrounded numbers. (3) Excludes unconsolidated joint ventures. (unaudited) Comparable ADR Comparable Occupancy Comparable RevPAR (unaudited, dollars in millions) Comparable Hotel Adjusted EBITDA Comparable Hotel Revenue Comparable Hotel Adjusted EBITDA Margin Hotels Rooms 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) Hotels Rooms 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change New York 1 1929 $240.34 $240.98 -0.26558220599219289 0.77200000000000002 0.748 2.4000000000000021 pts $185.56 $180.31 2.9116521546225942 New York 1 1929 $1 $-1 1.79 $54 $51 0.05 1.2% -1.6 280 bps Washington, D.C. 2 1085 171.94 158.1 8.7539531941809017 72.900000000000006 72.099999999999994 0.80000000000001137 125.42 114 10.017543859649123 Washington, D.C. 2 1085 3 3 32.299999999999997 18 17 4.2 18.899999999999999 14.9 399.99999999999983 Florida 6 3294 247.24 247.85 -0.24611660278393596 85.9 84.5 1.4000000000000057 212.4 209.45 1.4084507042253602 Florida 6 3294 42 43 -1.8 108 108 0.1 38.799999999999997 39.5 -70.000000000000284 New Orleans 2 1939 197.35 193.96 1.7477830480511374 75 74.5 0.5 148.04 144.53 2.4285615443160524 New Orleans 2 1939 18 18 0.7 45 44 0.5 40.299999999999997 40.200000000000003 9.9999999999994316 Chicago 4 2743 143.36000000000001 141.34 1.429177868968452 64 60 4 91.75 84.87 8.1065158477671684 Chicago 4 2743 3 0 928.4 43 36 16.899999999999999 6.6 -0.9 750 Northern California 7 4513 247.54 246.37 0.47489548240450846 79 81.400000000000006 -2.4000000000000057 195.62 200.64 -2.5019936204146642 Northern California 7 4513 30 31 -1.9 110 108 2.2000000000000002 27.2 28.3 -,110.14 Southern California 4 1304 160.12 157.47999999999999 1.676403352806715 81.5 86.7 -5.2000000000000028 130.57 136.6 -4.4143484626647158 Southern California 4 1304 6 7 -13.2 24 25 -3.7 27.3 30.3 -,300 Hawaii 1 2860 253.67 243.37 4.2322389776882865 94 94.2 -0.20000000000000284 238.57 229.28 4.0518143754361446 Hawaii 1 2860 36 33 8.1999999999999993 101 96 6.5 34.5 34 50 Other 17 6551 164.97 159.6 3.3646616541353409 76.8 77.3 -0.6 126.68 123.45 2.6164439044147461 Other 17 6551 22 22 -0.4 104 103 1.5 21.3 21.7 -39.999999999999858 Total Domestic 44 26218 $207.89 $204.31 1.7522392442856364 0.78800000000000003 0.78800000000000003 0.0000000000000000% pts $163.9 $161.08000000000001 1.6506828904891933 rounded Total Domestic 44 26218 $161 $156 3.7999999999999999 $607 $588 3.2000000000000001 0.26500000000000001 0.26300000000000001 20.000000000000018 bps Total International 12 2698 $125.97 $132.04 -4.5970917903665504 0.65800000000000003 0.66300000000000003 -0.50000000000000044 pts $82.93 $87.56 -5.2878026496116892 Total International 12 2698 $4 $5 -0.20499999999999999 $29 $30 -3.7999999999999999 0.14499999999999999 0.17499999999999999 -,300 bps All Markets(3) 56 28916 $201.41 $198.55 1.4404432132963914 0.77600000000000002 0.77700000000000002 -0.10000000000000009 pts $156.34 $154.22999999999999 1.3680866238734447 All Markets(3) 56 28916 $165 $161 2.5000000000000001 $636 $618 2.9000000000000001 0.25900000000000001 0.26 -10.000000000000009 bps (unaudited) Comparable ADR Comparable Occupancy Comparable RevPAR (unaudited, dollars in millions) Comparable Hotel Adjusted EBITDA Comparable Hotel Revenue Comparable Hotel Adjusted EBITDA Margin(1) Hotels Rooms 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) Hotels Rooms 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change Urban 18 12140 $209.76 $209.22 .25810151993116912 0.72799999999999998 0.73299999999999998 -0.50000000000000044 pts $152.63999999999999 $153.28 -0.41753653444677376 Urban 18 12140 $55 $52 6.4000000000000001 $260 $250 4.1000000000000002 0.20899999999999999 0.20499999999999999 40.000000000000036 bps Resort 10 7006 245.29 240.52 1.9832030600365795 85.9 85.9 0 210.75 206.67 1.9741617070692468 Resort 10 7006 79 78 1.5 224 219 2.2000000000000002 35.299999999999997 35.6 -30.000000000000426 Airport 13 6355 156.54 150.78 3.8201352964584103 81 80.599999999999994 0.50000000000000566 126.83 121.47 4.4126121676134025 Airport 13 6355 23 21 9.9 104 100 3.9 22.3 21.1 119.99999999999993 Suburban 15 3415 157.83000000000001 156.43 0.89496899571693767 71.599999999999994 71.099999999999994 0.5 112.97 111.19 1.6008633869952344 Suburban 15 3415 8 10 -16.7 48 49 -2.5 17.100000000000001 20 -,289.99999999999989 All Types(3) 56 28916 $201.41 $198.55 1.4404432132963914 0.77600000000000002 0.77700000000000002 -0.10000000000000009 pts $156.34 $154.22999999999999 1.3680866238734447 All Types(3) 56 28916 $165 $161 2.5000000000000001 $636 $618 2.9000000000000001 0.25900000000000001 0.26 -10.000000000000009 bps ^ rounded 2016 EBITDA margin ^ domestic occupancy rounded to match ER ^ margin is calculated using unrounded numbers ^ DC occupancy change rounded to match ER ^ COMPARABLE HOTEL DATA

Portfolio and Operating Metrics (cont’d) Comparable Hotels By Market and Hotel Type: Q1 2017 vs. Q1 2016 (1) For 2016, amounts are calculated on a Pro-forma basis. (2)Calculated based on unrounded numbers. (3) Excludes unconsolidated joint ventures. (unaudited) Comparable ADR Comparable Occupancy Comparable RevPAR (unaudited, dollars in millions) Comparable Hotel Adjusted EBITDA Comparable Hotel Revenue Comparable Hotel Adjusted EBITDA Margin Hotels Rooms 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) Hotels Rooms 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change New York 1 1929 $240.34 $240.98 -0.26558220599219289 0.77200000000000002 0.748 2.4000000000000021 pts $185.56 $180.31 2.9116521546225942 New York 1 1929 $1 $-1 1.79 $54 $51 0.05 1.2% -1.6 280 bps Washington, D.C. 2 1085 171.94 158.1 8.7539531941809017 72.900000000000006 72.099999999999994 0.80000000000001137 125.42 114 10.017543859649123 Washington, D.C. 2 1085 3 3 32.299999999999997 18 17 4.2 18.899999999999999 14.9 399.99999999999983 Florida 6 3294 247.24 247.85 -0.24611660278393596 85.9 84.5 1.4000000000000057 212.4 209.45 1.4084507042253602 Florida 6 3294 42 43 -1.8 108 108 0.1 38.799999999999997 39.5 -70.000000000000284 New Orleans 2 1939 197.35 193.96 1.7477830480511374 75 74.5 0.5 148.04 144.53 2.4285615443160524 New Orleans 2 1939 18 18 0.7 45 44 0.5 40.299999999999997 40.200000000000003 9.9999999999994316 Chicago 4 2743 143.36000000000001 141.34 1.429177868968452 64 60 4 91.75 84.87 8.1065158477671684 Chicago 4 2743 3 0 928.4 43 36 16.899999999999999 6.6 -0.9 750 Northern California 7 4513 247.54 246.37 0.47489548240450846 79 81.400000000000006 -2.4000000000000057 195.62 200.64 -2.5019936204146642 Northern California 7 4513 30 31 -1.9 110 108 2.2000000000000002 27.2 28.3 -,110.14 Southern California 4 1304 160.12 157.47999999999999 1.676403352806715 81.5 86.7 -5.2000000000000028 130.57 136.6 -4.4143484626647158 Southern California 4 1304 6 7 -13.2 24 25 -3.7 27.3 30.3 -,300 Hawaii 1 2860 253.67 243.37 4.2322389776882865 94 94.2 -0.20000000000000284 238.57 229.28 4.0518143754361446 Hawaii 1 2860 36 33 8.1999999999999993 101 96 6.5 34.5 34 50 Other 17 6551 164.97 159.6 3.3646616541353409 76.8 77.3 -0.6 126.68 123.45 2.6164439044147461 Other 17 6551 22 22 -0.4 104 103 1.5 21.3 21.7 -39.999999999999858 Total Domestic 44 26218 $207.89 $204.31 1.7522392442856364 0.78800000000000003 0.78800000000000003 0.0000000000000000% pts $163.9 $161.08000000000001 1.6506828904891933 rounded Total Domestic 44 26218 $161 $156 3.7999999999999999 $607 $588 3.2000000000000001 0.26500000000000001 0.26300000000000001 20.000000000000018 bps Total International 12 2698 $125.97 $132.04 -4.5970917903665504 0.65800000000000003 0.66300000000000003 -0.50000000000000044 pts $82.93 $87.56 -5.2878026496116892 Total International 12 2698 $4 $5 -0.20499999999999999 $29 $30 -3.7999999999999999 0.14499999999999999 0.17499999999999999 -,300 bps All Markets(3) 56 28916 $201.41 $198.55 1.4404432132963914 0.77600000000000002 0.77700000000000002 -0.10000000000000009 pts $156.34 $154.22999999999999 1.3680866238734447 All Markets(3) 56 28916 $165 $161 2.5000000000000001 $636 $618 2.9000000000000001 0.25900000000000001 0.26 -10.000000000000009 bps (unaudited) Comparable ADR Comparable Occupancy Comparable RevPAR (unaudited, dollars in millions) Comparable Hotel Adjusted EBITDA Comparable Hotel Revenue Comparable Hotel Adjusted EBITDA Margin(1) Hotels Rooms 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) Hotels Rooms 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change Urban 18 12140 $209.76 $209.22 .25810151993116912 0.72799999999999998 0.73299999999999998 -0.50000000000000044 pts $152.63999999999999 $153.28 -0.41753653444677376 Urban 18 12140 $55 $52 6.4000000000000001 $260 $250 4.1000000000000002 0.20899999999999999 0.20499999999999999 40.000000000000036 bps Resort 10 7006 245.29 240.52 1.9832030600365795 85.9 85.9 0 210.75 206.67 1.9741617070692468 Resort 10 7006 79 78 1.5 224 219 2.2000000000000002 35.299999999999997 35.6 -30.000000000000426 Airport 13 6355 156.54 150.78 3.8201352964584103 81 80.599999999999994 0.50000000000000566 126.83 121.47 4.4126121676134025 Airport 13 6355 23 21 9.9 104 100 3.9 22.3 21.1 119.99999999999993 Suburban 15 3415 157.83000000000001 156.43 0.89496899571693767 71.599999999999994 71.099999999999994 0.5 112.97 111.19 1.6008633869952344 Suburban 15 3415 8 10 -16.7 48 49 -2.5 17.100000000000001 20 -,289.99999999999989 All Types(3) 56 28916 $201.41 $198.55 1.4404432132963914 0.77600000000000002 0.77700000000000002 -0.10000000000000009 pts $156.34 $154.22999999999999 1.3680866238734447 All Types(3) 56 28916 $165 $161 2.5000000000000001 $636 $618 2.9000000000000001 0.25900000000000001 0.26 -10.000000000000009 bps ^ rounded 2016 EBITDA margin ^ domestic occupancy rounded to match ER ^ margin is calculated using unrounded numbers ^ DC occupancy change rounded to match ER ^ COMPARABLE HOTEL DATA

Portfolio and Operating Metrics (cont’d) Top 10 Assets: Q1 2017 vs. Q1 2016 (1)For 2016, amounts are calculated on a Pro-forma basis. (2)Calculated based on unrounded numbers. (3)Includes non-comparable hotels and excludes unconsolidated joint ventures. (unaudited) ADR Occupancy RevPAR (unaudited, dollars in millions) Hotel Adjusted EBITDA Hotel Revenue Hotel Adjusted EBITDA Margin 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change Top 10 Hotels Top 10 Hotels 1 Hilton Hawaiian Village Waikiki Beach Resort $253.67 $243.37 4.2322389776882866 0.94 0.94199999999999995 -0.20000000000000018 pts $238.57 $229.28 4.0518143754361448 1 Hilton Hawaiian Village Waikiki Beach Resort $35 $32 8.2000000000000003 $102 $95 6.5000000000000002 0.34499999999999997 0.34 49.999999999999488 bps 2 New York Hilton Midtown 240.34 240.98 -0.2655822059921929 77.2 74.8 2.4000000000000057 185.56 180.31 2.9116521546225944 2 New York Hilton Midtown 1 -1 179 54 51 5 1.2 -1.6 280 3 Hilton San Francisco Union Square 282.61 278.18 1.5924940685886859 75.7 83.5 -7.8999999999999968 213.82 232.31 -7.9591924583530664 3 Hilton San Francisco Union Square 16 17 -3.4 56 55 2.2000000000000002 28.3 29.9 -,159.99999999999977 4 Hilton Waikoloa Village 231.07 247.06 -6.4721120375617298 84.8 77.3 7.5 195.95 190.96 2.6131126937578446 4 Hilton Waikoloa Village 13 13 1.2 40 41 -1.4 31.5 30.7 80.000000000000071 5 Hilton New Orleans Riverside 210.57 205.38 2.5270230791703172 74.3 74.8 -0.5 156.43 153.55000000000001 1.8756105503093423 5 Hilton New Orleans Riverside 17 16 1.4 41 41 0.7 40.9 40.6 29.999999999999716 6 Hilton Chicago 149.19 143.58000000000001 3.9072294191391452 58 51.3 6.7000000000000028 86.55 73.66 17.499321205538966 6 Hilton Chicago 1 -2 142.69999999999999 26 20 31.1 3.9 -12.1 1,600 7 Hilton Orlando Bonnet Creek 207.53 204.42 1.5213775560121388 85.3 79.599999999999994 5.6000000000000032 176.94 162.81 8.6788280818131529 7 Hilton Orlando Bonnet Creek 13 13 3 35 34 2.6 38.5 38.299999999999997 20.000000000000284 8 Parc 55 San Francisco - a Hilton Hotel 272.73 265.08 2.8859212313264053 86.8 85.7 1.0999999999999943 236.6 227.08 4.1923551171393258 8 Parc 55 San Francisco - a Hilton Hotel 9 8 6.7 26 25 4.9000000000000004 33 32.5 50 9 Waldorf Astoria Orlando 320.8 314.49 2.0064230977137596 78.400000000000006 82 -3.5999999999999943 251.42 257.73 -2.4482986070694253 9 Waldorf Astoria Orlando 7 7 -1.6 21 22 -2.7 34.5 34.1 39.999999999999858 10 Casa Marina, A Waldorf Astoria Resort 450.25 480.93 -6.3793067598195181 90.2 86.7 3.6 406.29 416.85 -2.533285354444045 10 Casa Marina, A Waldorf Astoria Resort 7 8 -5.5 16 16 -1.5 47.3 49.4 -,210.14 Sub-total Top 10 Hotels $245.79 $244.52 .51938491738916315 0.80300000000000005 0.79300000000000004 1.0000000000000009 pts $197.29 $193.89 1.7535716127701304 Sub-total Top 10 Hotels $119 $111 7.0999999999999994 $417 $400 4.3% 28.5% 27.8% 69.999999999999503 bps Top 11-25 Hotels $178.8 $177.48 .74374577417174988 0.78800000000000003 0.79100000000000004 -0.30000000000000027 pts $140.88999999999999 $140.35 .38475240470252372 Top 11-25 Hotels $38 $39 -0.03 $156 $155 .89999999999999993 0.24099999999999999 0.251 -,100.9 bps Sub-total Top 25 Hotels $221.3 $219.75 .70534698521047164 0.79700000000000004 0.79200000000000004 .50000000000000044 pts $176.43 $174.08 1.4499540441176437 Sub-total Top 25 Hotels $157 $150 4.4999999999999998 $573 $555 3.4000000000000002 0.27300000000000002 0.27 30.000000000000028 bps All Other Consolidated Hotels $148.83000000000001 $143.44 3.7576687116564519 0.73 0.71799999999999997 1.2000000000000011 pts $108.61 $102.97 5.4773234922793054 All Other Consolidated Hotels $22 $22 2.5000000000000001 $108 $105 2.3 0.20799999999999999 0.20699999999999999 10.000000000000009 bps Total Consolidated Portfolio(3) $202.95 $200.57 1.1866181383058262 0.77900000000000003 0.77200000000000002 .70000000000000062 pts $158.1 $154.85 2.0988052954472071 Total Consolidated Portfolio(3) $179 $172 4.2000000000000003 $681 $660 3.1818181818181815 0.26300000000000001 0.26 30.000000000000028 bps ^ ALL HOTEL DATA

Portfolio and Operating Metrics (cont’d) Top 10 Assets: Q1 2017 vs. Q1 2016 (1)For 2016, amounts are calculated on a Pro-forma basis. (2)Calculated based on unrounded numbers. (3)Includes non-comparable hotels and excludes unconsolidated joint ventures. (unaudited) ADR Occupancy RevPAR (unaudited, dollars in millions) Hotel Adjusted EBITDA Hotel Revenue Hotel Adjusted EBITDA Margin 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change(2) 1Q17 1Q16(1) Change Top 10 Hotels Top 10 Hotels 1 Hilton Hawaiian Village Waikiki Beach Resort $253.67 $243.37 4.2322389776882866 0.94 0.94199999999999995 -0.20000000000000018 pts $238.57 $229.28 4.0518143754361448 1 Hilton Hawaiian Village Waikiki Beach Resort $35 $32 8.2000000000000003 $102 $95 6.5000000000000002 0.34499999999999997 0.34 49.999999999999488 bps 2 New York Hilton Midtown 240.34 240.98 -0.2655822059921929 77.2 74.8 2.4000000000000057 185.56 180.31 2.9116521546225944 2 New York Hilton Midtown 1 -1 179 54 51 5 1.2 -1.6 280 3 Hilton San Francisco Union Square 282.61 278.18 1.5924940685886859 75.7 83.5 -7.8999999999999968 213.82 232.31 -7.9591924583530664 3 Hilton San Francisco Union Square 16 17 -3.4 56 55 2.2000000000000002 28.3 29.9 -,159.99999999999977 4 Hilton Waikoloa Village 231.07 247.06 -6.4721120375617298 84.8 77.3 7.5 195.95 190.96 2.6131126937578446 4 Hilton Waikoloa Village 13 13 1.2 40 41 -1.4 31.5 30.7 80.000000000000071 5 Hilton New Orleans Riverside 210.57 205.38 2.5270230791703172 74.3 74.8 -0.5 156.43 153.55000000000001 1.8756105503093423 5 Hilton New Orleans Riverside 17 16 1.4 41 41 0.7 40.9 40.6 29.999999999999716 6 Hilton Chicago 149.19 143.58000000000001 3.9072294191391452 58 51.3 6.7000000000000028 86.55 73.66 17.499321205538966 6 Hilton Chicago 1 -2 142.69999999999999 26 20 31.1 3.9 -12.1 1,600 7 Hilton Orlando Bonnet Creek 207.53 204.42 1.5213775560121388 85.3 79.599999999999994 5.6000000000000032 176.94 162.81 8.6788280818131529 7 Hilton Orlando Bonnet Creek 13 13 3 35 34 2.6 38.5 38.299999999999997 20.000000000000284 8 Parc 55 San Francisco - a Hilton Hotel 272.73 265.08 2.8859212313264053 86.8 85.7 1.0999999999999943 236.6 227.08 4.1923551171393258 8 Parc 55 San Francisco - a Hilton Hotel 9 8 6.7 26 25 4.9000000000000004 33 32.5 50 9 Waldorf Astoria Orlando 320.8 314.49 2.0064230977137596 78.400000000000006 82 -3.5999999999999943 251.42 257.73 -2.4482986070694253 9 Waldorf Astoria Orlando 7 7 -1.6 21 22 -2.7 34.5 34.1 39.999999999999858 10 Casa Marina, A Waldorf Astoria Resort 450.25 480.93 -6.3793067598195181 90.2 86.7 3.6 406.29 416.85 -2.533285354444045 10 Casa Marina, A Waldorf Astoria Resort 7 8 -5.5 16 16 -1.5 47.3 49.4 -,210.14 Sub-total Top 10 Hotels $245.79 $244.52 .51938491738916315 0.80300000000000005 0.79300000000000004 1.0000000000000009 pts $197.29 $193.89 1.7535716127701304 Sub-total Top 10 Hotels $119 $111 7.0999999999999994 $417 $400 4.3% 28.5% 27.8% 69.999999999999503 bps Top 11-25 Hotels $178.8 $177.48 .74374577417174988 0.78800000000000003 0.79100000000000004 -0.30000000000000027 pts $140.88999999999999 $140.35 .38475240470252372 Top 11-25 Hotels $38 $39 -0.03 $156 $155 .89999999999999993 0.24099999999999999 0.251 -,100.9 bps Sub-total Top 25 Hotels $221.3 $219.75 .70534698521047164 0.79700000000000004 0.79200000000000004 .50000000000000044 pts $176.43 $174.08 1.4499540441176437 Sub-total Top 25 Hotels $157 $150 4.4999999999999998 $573 $555 3.4000000000000002 0.27300000000000002 0.27 30.000000000000028 bps All Other Consolidated Hotels $148.83000000000001 $143.44 3.7576687116564519 0.73 0.71799999999999997 1.2000000000000011 pts $108.61 $102.97 5.4773234922793054 All Other Consolidated Hotels $22 $22 2.5000000000000001 $108 $105 2.3 0.20799999999999999 0.20699999999999999 10.000000000000009 bps Total Consolidated Portfolio(3) $202.95 $200.57 1.1866181383058262 0.77900000000000003 0.77200000000000002 .70000000000000062 pts $158.1 $154.85 2.0988052954472071 Total Consolidated Portfolio(3) $179 $172 4.2000000000000003 $681 $660 3.1818181818181815 0.26300000000000001 0.26 30.000000000000028 bps ^ ALL HOTEL DATA

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek Hilton San Francisco Union Square

Debt Summary Fixed and Variable Rate Debt (1)$1 billion revolving credit facility. (2)Assumes the exercise of all extensions that are exercisable solely at Park’s option. (3)Excludes $215 million of Park’s share of debt of its unconsolidated joint ventures. (unaudited, dollars in millions) Debt Collateral Interest Rate Maturity Date As ofMarch 31, 2017 Fixed Rate Debt Unsecured notes Unsecured 7.4999999999999997E-2 December 2017 $55 Mortgage loan DoubleTree Hotel Spokane City Center 3.5499999999999997E-2 October 2020 12 Commercial mortgage-backedsecurities loan Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel 4.1099999999999998E-2 November 2023 725 Commercial mortgage-backedsecurities loan Hilton Hawaiian Village Waikiki Beach Resort 4.2000000000000003E-2 November 2026 1,275 Mortgage loan The Fess Parker Santa Barbara Hotel - a DoubleTree Resort 4.1700000000000001E-2 December 2026 165 Capital lease obligations 14 Total Fixed Rate Debt 2,246 Variable Rate Debt Revolving credit facility(1) Unsecured L + 1.50% December 2021(2) 0 Term loan Unsecured L + 1.45% December 2021 750 Mortgage loan DoubleTree Hotel Ontario Airport L + 2.25% May 2022(2) 30 Total Variable Rate Debt 780 Less: unamortized deferred financing costs and discount -14 Total Debt(3) $3,012 Check Balance Sheet: Total Debt per Financial Tables workbook 3,012 Difference 0

Definitions Hilton Belfast Hilton Durban New York Hilton Midtown

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss), excluding interest expense, a provision for income taxes and depreciation and amortization. The Company considers EBITDA to be a useful measure for investors in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of the Company’s capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude gains, losses and expenses in connection with: (i) foreign currency transactions; (ii) share-based compensation; (iii) non-cash impairment losses; (iv) transition costs related to the Company’s establishment as an independent, publicly traded company; (v) asset dispositions for both consolidated and unconsolidated investments; (vi) debt restructurings/retirements; (vii) severance and relocation; and (viii) other gains and losses that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures property-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin, is calculated as Hotel Adjusted EBITDA as a percentage of Total Hotel Revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to evaluate its operating performance and make day-to-day operating decisions; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP.

Definitions (cont’d) NAREIT FFO attributable to stockholders, Adjusted FFO attributable to stockholders, NAREIT FFO per share – Diluted and Adjusted FFO per share - Diluted NAREIT FFO attributable to stockholders, presented herein, is calculated as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, real estate-related depreciation, amortization and impairments and adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. The Company calculates NAREIT FFO attributable to stockholders for a given operating period in accordance with the guidelines of the NAREIT. As noted by NAREIT in its April 2002 “White Paper on Funds From Operations,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. Adjusted FFO attributable to stockholders, presented herein, is NAREIT FFO attributable to stockholders, as previously defined, further adjusted to exclude: (i) gains or losses on foreign currency transactions; (ii) litigation gains and losses outside the ordinary course of business; (iii) transition costs related to the Company’s establishment as an independent, publicly traded company; (iv) share-based compensation expense; and (v) other gains and losses that management believes are not representative of the Company’s current or future operating performance. NAREIT FFO attributable to stockholders and Adjusted FFO attributable to stockholders are not recognized terms under U.S. GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of NAREIT FFO attributable to stockholders and Adjusted FFO attributable to stockholders may not be comparable to similarly titled measures of other companies. The Company believes that NAREIT FFO attributable to stockholders and Adjusted FFO attributable to stockholders provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) these measures are among the measures used by the Company’s management team to evaluate its operating performance and make day-to-day operating decisions; and (ii) these measures are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. NAREIT FFO attributable to stockholders and Adjusted FFO attributable to stockholders have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss), cash flow or other methods of analyzing results as reported under U.S. GAAP.

Definitions (cont’d) NAREIT FFO per share – Diluted, presented herein, is calculated as the Company’s NAREIT FFO, as previously defined, divided by the number of fully diluted shares outstanding during a period.   Adjusted FFO per share – Diluted, presented herein, is Adjusted FFO per share, as previously defined, divided by the number of fully diluted shares outstanding during a period. Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Adjusted EBITDA Ratio Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Due to the conversion, or planned conversions, of a significant number of rooms at the Hilton Waikoloa Village in 2017 and Embassy Suites Washington DC Georgetown in 2016 to HGV timeshare units, the results from these properties were excluded from comparable hotels.

Definitions (cont’d) Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted. Pro-forma Certain financial measures and other information have been adjusted for the Company’s historical debt and related balances and interest expense to give the net effect to financing transactions that were completed prior to spin-off, incremental fees based on the terms of the post spin-off management agreements, adjustments to income tax expense based on the Company’s post spin-off REIT tax structure, the removal of costs incurred related to the spin-off and the establishment of Park as a separate public company and the estimated excise taxes on certain REIT leases. Further adjustments have been made to reflect the effects of hotels disposed of or acquired during the periods presented. When presenting such information, the amounts are identified as “Pro-forma.”

Analyst Coverage Analyst Company Phone Email Shaun Kelley Bank of America (646) 855-1005 shaun.kelley@baml.com Anthony Powell Barclays (212) 526-8768 anthony.powell@barclays.com Floris Van Dijkum Boenning & Scattergood (212) 922-3572 fvandijkum@boenninginc.com Ryan Meliker Canaccord Genuity (212) 389-8094 rmeliker@canaccordgenuity.com Chris Woronka Deutsche Bank (212) 250-9376 chris.woronka@db.com Stephen Grambling Goldman Sachs (212) 902-7832 stephen.grambling@gs.com Lukas Hartwich Green Street (949) 640-8780 lhartwich@greenst.com Whitney Stevenson JMP Securities (212) 906-3538 wstevenson@jmpsecurities.com Brian Dobson Nomura/Instinet (212) 310-5416 brian.dobson@instinet.com Bill Crow Raymond James (727) 567-2594 bill.crow@raymondjames.com Patrick Scholes SunTrust (212) 319-3915 patrick.scholes@suntrust.com Robin Farley UBS (212) 713-2060 robin.farley@ubs.com Rachael Rothman Susquehanna International Group (212) 514 4882 rachael.rothman@sig.com Jeff Donnelly Wells Fargo (617) 603-4262 jeff.donnelly@wellsfargo.com